[Peoples Benefit Life Insurance Company Letterhead]

March 15, 2004

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	Peoples Benefit Life Insurance Company Separate Account V

Peoples Benefit Marquee Variable Annuity

File No.33-79502, 811-6564, CIK 884067

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Peoples Benefit Life Insurance Company Separate Account V, a unit investment trust registered under the Act, mailed to its contract owners the annual report for the following underlying management investment companies: Variable Insurance Products Fund, Dreyfus Variable Investment Fund, T. Rowe Price International Series, Inc., T. Rowe Price Equity Series, Inc. and PIMCO Advisors VIT. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following annual reports were filed with the Commission via EDGAR on the dates indicated:

•	Variable Insurance Products Fund (CIK: 356494; 831016) filed February 27, 2004

•	Dreyfus Variable Investment Fund-Service Class (CIK: 813383) filed February 24, 2004

•	T. Rowe Price International Series, Inc. (CIK: 918292) filed March 2, 2004

•	T. Rowe Price Equity Series, Inc.(CIK: 918294) filed March 3, 2004

•	PIMCO Advisors VIT (CIK: 923185) filed March 10, 2004

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Brenda D. Sneed

Brenda D. Sneed
Assistant General Counsel